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                                                     Filed under Rule 424(b)(3)
                                                     File No. 333-63153


SUPPLEMENT NO. 25 TO PROSPECTUS DATED SEPTEMBER 21, 1998
(AS SUPPLEMENTED SEPTEMBER 21, 1998)



                                       PACCAR FINANCIAL CORP.

                                       MEDIUM-TERM NOTES, SERIES I


PRINCIPAL AMOUNT:                      $45,000,000
ORIGINAL ISSUE DATE:                   9/24/1999
MATURITY DATE:                         9/25/2000
INITIAL INTEREST RATE:                 To be Determined
INTEREST RATE INDEX:                   3-Month LIBOR
SPREAD:                                Plus 1 Basis Point
INDEX SOURCE:                          Telerate page 3750
INDEX RESET FREQUENCY:                 Quarterly on the 25th
INTEREST PAYMENT PERIOD:               Quarterly
INTEREST PAYMENT DATES:                Quarterly on the 25th Subject to
                                       Modified Business Day Convention as
                                       Defined by ISDA
ISSUE PRICE:                           100.00%
PROCEEDS TO COMPANY:                   $45,000,000
COMMISSION/DISCOUNT:                   0.00%
DAY COUNT CONVENTION:                  Actual / 360


FORM OF NOTE (CHECK ONE):              Book-Entry               [ X ]


                                       Certificate              [   ]


AGENT/UNDERWRITER:                     Morgan Stanley & Co. Incorporated


DATED: SEPTEMBER 21, 1999